                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Atlantic Coast Federal Corporation (the "Company") on Form 10-Q for the quarter ending June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Robert J. Larison, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  September 27, 2004


/s/ Robert J. Larison, Jr.
--------------------------
Robert J. Larison, Jr.
President and Chief Executive Officer


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